EXHIBIT 10.23

                                     RELEASE
                                     -------

     THIS MUTUAL RELEASE (this "Release"), dated as of June 30, 2005, is made by and among Spotless Plastics (USA), Inc., a Delaware corporation ("Spotless"), Windswept Acquisition Corporation, a Delaware corporation ("WAC" and together with "Spotless", the "Companies"), Peter A. Wilson, Brian S. Blythe, Ronald B. Evans, John J. Bongiorno and Charles L. Kelly, Jr. (collectively, the "Nominee Directors"), Joseph Murphy and Windswept Environmental Group, Inc., a Delaware corporation ("WEGI").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Companies have entered into certain agreements with WEGI, and Michael O'Reilly, dated as of the date hereof (the "WEGI Agreements"), pursuant to which Michael O'Reilly has agreed to purchase a portion of Spotless' shares of WEGI and Spotless and WEGI have agreed, among other things, to cancel all of the remaining of shares of WEGI's stock held by Spotless and arrange for the provision of transition services by Spotless and Joseph Murphy to WEGI, on the terms and subject to the conditions set forth therein;

     WHEREAS, WEGI has granted to Laurus Master Fund, Ltd., a Cayman Islands company, an option to acquire securities of WEGI pursuant to the Securities Purchase Agreement by and among Laurus, WEGI and Spotless (the "Purchase Agreement");


     WHEREAS, each of the Nominee Directors was, prior to the date hereof, a member of the board of directors of WEGI and also a director and/or officer of Spotless or one or more of its affiliates;


     WHEREAS, the parties hereto have agreed in connection with the WEGI Agreements to mutually release each other from any and all claims pursuant to the terms and conditions set forth herein; and

     NOW,  THEREFORE,  in  consideration of the foregoing and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, it is HEREBY AGREED:

     1.1 Waiver and Release by WEGI. For good and valuable consideration, WEGI, effective on the date hereof, for itself and on behalf of its respective parents, subsidiaries, affiliates, officers, directors, agents, employees and its or their respective successors and assigns (collectively, the "WEGI Releasors"), hereby irrevocably and unconditionally releases, waives and forever discharges Spotless and its affiliates, officers (including with limitation Joseph Murphy), directors, agents, employees, its parents and subsidiaries (including, without limitation, WAC) and their respective

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affiliates,  officers,  directors,   agents,   employees   and   its   or  their
respective successors or assigns and each of the Nominee Directors and each of their respective successors and assigns (collectively, the "WEGI Releasees"), from any and all actions, causes of action, suits, debts, covenants, contracts, claims, demands, damages, rights, remedies and liabilities of whatsoever kind, in law or equity, past or present, that they have ever had from the beginning of time, may now have, can have or may in the future assert against any WEGI Releasee, arising out of, related to, based on or resulting from any of the acts or omissions attributable to any WEGI Releasee in connection with the WEGI Agreements and any and all actions contemplated thereby, or conditions existing or events occurring with any respect to WEGI or any WEGI Releasee, on or prior to the date hereof, except with respect to any rights of, or obligations owed to, any WEGI Releasor under the WEGI Agreements, including with respect to
Section 3.7 of the Purchase Agreement, under the Sale Agreement of the account receivable of the New York City Department of Environmental Protection, dated as of the date hereof, by and between WEGI and Spotless (the "Sale Agreement") and the Transition Services Agreement, dated as of the date hereof, by and among WEGI, Spotless and Joseph Murphy (the "Transition Services Agreement").

     1.2 Waiver and Release by Spotless and the Nominee Directors. Except to the extent provided in the next succeeding sentence, for good and valuable consideration, Spotless, effective on the date hereof, for itself and on behalf of its respective parents, subsidiaries, affiliates, officers, directors, agents, employees and its or their respective successors and assigns and each of the Nominee Directors and each of their respective successors and assigns (collectively, the "Spotless Releasors"), hereby irrevocably and unconditionally releases, waives and forever discharges WEGI and its affiliates, officers, directors, agents, employees, its parents and subsidiaries and their respective affiliates, officers, directors, agents, employees and its or their respective successors or assigns (collectively, the "Spotless Releasees"), from any and all actions, causes of action, suits, debts, covenants, contracts, claims, demands, damages, rights, remedies and liabilities of whatsoever kind, in law or equity, past or present, that they have ever had from the beginning of time, may now have, can have or may in the future assert against any Spotless Releasee, arising out of, related to, based on or resulting from any of the acts or omissions attributable to any Spotless Releasee in connection with the WEGI Agreements and any and all actions contemplated thereby, or conditions existing or events occurring with any respect to WEGI or any Spotless Releasee, on or prior to the date hereof, except with respect to any rights of, or obligations owed to, any Spotless Releasor under the WEGI Agreements, including the Sale Agreement and under the Transition Services Agreement. Notwithstanding the foregoing, the release provided herein to the Spotless Releasees shall not apply to, or otherwise affect or modify, the obligations of WEGI under the Security Agreement dated the date hereof, by and between WEGI and Spotless and under the Subordinated Secured Promissory Note in the principal amount of $500,000 dated the date hereof and made by WEGI in favor of Spotless, which obligations shall remain in full force and effect for the benefit of

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Spotless.

     1.3 Indemnity. Each of the parties hereto shall defend, indemnify and save and hold harmless each of their respective releasees from and against all losses, damages, claims, demands, suits, judgments, costs, expenses, liabilities, obligations and sanctions of every kind and character including, without limitation, reasonable attorneys' fees and expenses, court costs and costs of investigation) resulting, directly or indirectly, from any breach of this Release by any such party.

     1.4 Governing Law. This Release shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles of such state other than N.Y. GEN. OBLIG. LAW Sections 5-1401 and 5-1402.

     1.5 Jurisdiction. ANY SUIT, ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS AGREEMENT SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR, IF SUBJECT MATTER JURISDICTION IS UNAVAILABLE, IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY), AND EACH OF THE PARTIES HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) IN ANY SUCH SUIT, ACTION OR PROCEEDING, WAIVES ANY OBJECTION TO VENUE LAID THEREIN AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

     Section 1.6 Amendment. This Release may not be amended or modified except by a written agreement signed by each of the parties hereto.

     Section 1.7 Counterparts. This Release may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Release as of the date first set forth above.



                                 SPOTLESS PLASTICS (USA), INC.



                                 By:       /s/ Charles L. Kelly, Jr.
                                     -------------------------------------------
                                 Name:   Charles L. Kelly, Jr.
                                 Title:  Senior Vice President of Operations




                                 WINDSWEPT ACQUISITION
                                 CORPORATION



                                 By:      /s/ Charles L. Kelly, Jr.
                                     -------------------------------------------
                                 Name:   Charles L. Kelly, Jr.
                                 Title:



                                 WINDSWEPT ENVIRONMENTAL GROUP, INC.



                                 By:      /s/ Michael O'Reilly
                                     -------------------------------------------
                                 Name:   Michael O'Reilly
                                 Title:  President



                                      /s/ Peter A. Wilson
                                 -----------------------------------------------
                                     Peter A. Wilson



                                     /s/ Brian S. Blythe
                                 -----------------------------------------------
                                     Brian S. Blythe



                                     /s/ Ronald B. Evans
                                 -----------------------------------------------
                                     Ronald B. Evans



                                     /s/ John J. Bongiorno
                                 -----------------------------------------------
                                     John J. Bongiorno

                                     /s/ Charles L. Kelly, Jr.
                                 -----------------------------------------------
                                     Charles L. Kelly, Jr.


                                     /s/ Joseph Murphy
                                 -----------------------------------------------
                                      Joseph Murphy